Exhibit 10.19

ZEROFOX, INC.

RESTRICTED STOCK AWARD NOTICE

This Restricted Stock Award Notice (this “Notice”) evidences the award of shares of common stock, par value $0.00001 per share (“Common Stock”), of ZeroFox, Inc., a Delaware corporation (the “Company”), that have been granted to you, [INSERT NAME], subject to and conditioned upon your agreement to the terms of the attached Restricted Stock Award Agreement (the “Award Agreement”). The number of shares granted to you is specified below. This Notice constitutes part of and is subject to the terms and provisions of the Award Agreement and the ZeroFox, Inc. 2013 Equity Incentive Plan (the “Plan”), which are incorporated by reference herein. You must return an executed copy of this Notice to the Company within 30 days of the date hereof. If you fail to do so, the grant of Shares may be rendered null and void in the Company’s discretion.

Grant Date: [GRANT DATE]

Vesting Base Date: [VESTING BASE DATE]

Number of Shares: [insert #] shares of Common Stock (the “Shares”)

Fair Market Value: $[1.90] Share, as determined by the Administrator

Vesting Schedule: Subject to the terms and conditions described in the Award Agreement, the Shares vest in accordance with the schedule below:

(a)	[INSERT]

(b)	[INSERT]

IF YOUR SERVICE WITH THE COMPANY CEASES FOR ANY REASON PRIOR TO THE DATE THAT ALL OF THE SHARES ARE VESTED, YOU WILL AUTOMATICALLY FORFEIT TO THE COMPANY FOR NO CONSIDERATION ALL SHARES THAT ARE UNVESTED AS OF SUCH TIME. Other than as provided in the Award Agreement, you shall have all rights of ownership with respect to the Shares, including the right to vote and to receive dividends (including stock dividends and cash dividends).

ZEROFOX, INC.

By:
Name: Tim Bender
Title: Chief Financial Officer

I acknowledge that I have carefully read the attached Award Agreement and the Plan and agree to be bound by all of the provisions set forth in these documents.

Enclosures: Restricted Stock Award Agreement Ex. A – Assignment Separate from Certificate Ex. B - Joint Escrow Instructions Ex. C - Consent of Spouse ZeroFox, Inc. 2013 Equity Incentive Plan	AWARDEE
Date:

Restricted Stock Award Agreement
Under The
ZeroFox, Inc. 2013 Equity Incentive Plan

1.

Terminology. Capitalized terms used in this Agreement are defined in the correlating Restricted Stock Award Notice (the “Notice”) and/or the Glossary at the end of this Agreement.

2.

Award Terms, Vesting and Escrow.

(a)

Grant of Shares. Awardee was granted the Shares on the Grant Date specified in the Notice, subject to the terms and conditions of the Notice (which is incorporated herein by reference) and pursuant to this Agreement. Awardee hereby accepts the Shares as described in the Notice and agrees that the Shares shall be subject to the terms, conditions and restrictions set forth in this Agreement and the Plan.

(b)

Vesting of Shares. The Shares will vest in accordance with the vesting schedule identified in the Notice (the “Vesting Schedule”) so long as your Service continues through each applicable date upon which vesting is scheduled to occur. As of each such date, any of the Shares that have then vested are referred to in this Agreement as “Vested Shares,” and any Shares that have not yet then vested are referred to as “Unvested Shares.”

(c)

Escrow of Shares.

(i)

To ensure the availability for delivery of Awardee’s Unvested Shares upon forfeiture pursuant to Section 3 below, Awardee shall when requested by the Company deliver and deposit with an escrow holder designated by the Company (the “Escrow Holder”) the share certificates representing the Unvested Shares, together with the stock assignment duly endorsed in blank, attached hereto as Exhibit A. The Unvested Shares and stock assignment shall be held by the Escrow Holder, pursuant to the Joint Escrow Instructions of the Company and Awardee attached hereto as Exhibit B, until such time as the Shares vest. As a further condition to the Company’s obligations under this Agreement, the Company may require the spouse of Awardee to execute and deliver to the Company the Consent of Spouse attached hereto as Exhibit C. The Escrow Holder shall not be liable for any act it may do or omit to do with respect to holding the Unvested Shares in escrow while acting in good faith and in the exercise of its judgment.

(ii)

If the Unvested Shares are forfeited, the Escrow Holder, upon receipt of written notice of such exercise from the proposed transferee, shall take all steps necessary to accomplish such transfer.

(iii)

When any Share vests, upon request, the Escrow Holder shall promptly cause a new certificate to be issued for the vested Share and shall deliver the certificate to the Company or Awardee, as the case may be.

(d)

Agreement to Execute Other Agreements. In accordance with the terms and conditions of the Plan, you agree that, if requested by the Administrator, you will execute and deliver such instruments and agreements as are necessary to become a party to (x) a stock restriction agreement, stockholders’ agreement, voting trust agreement or other agreement regarding the Common Stock of the Company in such form(s) as the Administrator may determine from time to time, or (y) an investors’ rights agreement, right of first refusal and co-sale agreement, voting agreement, or other agreement entered into by the stockholders of the Company in connection with any past or future financing transaction. If and to the extent that any term or condition of the Plan or this Award Agreement conflicts with or is inconsistent with the terms and conditions of any agreement set forth in clauses (x) or (y) hereof, the terms and conditions of the agreements set forth in such clauses shall govern.

3.

Termination of Service.

(a)

Forfeiture of Unvested Shares. If your Service with the Company ceases for any reason prior to the date that all of the Shares are vested, Awardee shall automatically forfeit to the Company for no consideration all Unvested Shares as of such time.

4.

Restrictions on Transfer.

(a)

Transfers Prohibited. At any time prior to the date of the closing of the first public offering of securities of the Company that is effected pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission under the Securities Act of 1933 (the “Securities Act”) or the direct or indirect exchange of the Shares for shares of an entity that are so registered, Awardee may not sell or otherwise transfer or assign for cash, cash equivalents or any other form of consideration, including a promissory note, all or any part of his or her Shares. Any attempted transfer of any Shares in violation of the provisions of this Agreement shall be null and void.

(b)

Exempt Family Transactions. Notwithstanding the provisions of Section 6(a), Awardee may transfer any or all of Awardee’s Shares, either during Awardee’s lifetime or on death by will or the laws of descent and distribution, to one or more members of Awardee’s immediate family, to a trust for the exclusive benefit of Awardee or such immediate family members, to any other entity owned exclusively by Awardee or such immediate family members, or to any combination of the foregoing (each, a “Permitted Transferee”); provided, however, that Awardee may not make any transfers pursuant to any divorce or separation proceedings or settlements. “Immediate family member” shall mean spouse, children, grandchildren, parents or siblings of Awardee, including in each case in-laws and adoptive relations.

(c)

Registration Statement Transfer. Awardee may transfer the Shares pursuant to a registration statement filed by the Company with the Securities and Exchange Commission with respect to the Shares.

(d)

Conditions to Transfer. Notwithstanding anything to the contrary contained elsewhere in this Section 4, except with respect to a transfer pursuant to Section 4(c), any Permitted Transferee of Awardee shall receive and hold such stock subject to the provisions of this Agreement, and, as a condition of such transfer, shall deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Agreement. There shall be no subsequent transfer of such stock except in accordance with this Section 4.

(e)

Termination of Restrictions on Transfer. The foregoing restrictions on transfer in this Section 4 shall terminate upon the closing of the first public offering of securities of the Company that is effected pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission under the Securities Act of 1933 that results in aggregate gross proceeds to the Company of at least $25 million with a pre-money valuation of at least $50 million or the direct or indirect exchange of the Shares for shares of an entity that are so registered.

5.

Effect of Prohibited Transfer. The Company shall not be required to (a) transfer on its books any of the Shares that have been sold or transferred in violation of any of the provisions set forth in this Agreement, or (b) treat as owner of such Shares or to pay dividends or other distributions to any transferee to whom any such Shares shall have been so sold or transferred.

6.

Company’s Repurchase Right.

(a)

Repurchase Right. Upon the termination of Awardee’s employment or service relationship with the Company for any reason, the Company will have a discretionary call right (the “Repurchase Right”), exercisable during the 180 day period following the date of such cessation, to purchase any or all of the Shares from Awardee or Awardee’s personal representative, estate, heirs, legatees, or Permitted Transferees, as the case may be, and such persons shall have the obligation to sell such Shares upon written request; provided, however, that if Awardee’s cessation of Service occurs within 180 days after the Shares were issued, then, in lieu of the foregoing period, the Repurchase Right shall be exercisable by the Company during the 180 day period that commences on the 180 first (181st) day after such issue date.

(b)

Implementation of Repurchase Right. The Repurchase Right shall be exercised by giving written notice to Awardee or Awardee’s personal representative, estate, heirs, legatees, or Permitted Transferees, as the case may be, within the applicable period described in the preceding sentence, of the Company’s intention to purchase Shares and stating the number of Shares to be purchased. The completion of the purchase shall take place at the principal office of the Company or such other location specified by the Company, no later than the fifteenth (15th) business day after the delivery of such notice. The per-share purchase price for Shares purchased pursuant to this Section 6 shall be equal to the Fair Market Value on the purchase date. The Fair Market Value of Shares shall be determined in good faith by the Administrator of the Company in accordance with the terms of the Plan. In making such determination, the Administrator may take into account any valuation factors it deems appropriate or advisable in its sole discretion, including, without limitation, profitability, financial position, asset value or other factor relating to the value of the Company, as well as discounts to account for minority interests and lack of marketability. In the discretion of the Company, payment of the purchase price will be made via delivery of cash, check, wire transfer, cancellation of indebtedness, a promissory note, or a combination of such methods, against delivery of certificates or other instruments representing the Shares so purchased, appropriately endorsed or executed by the holder. Any such promissory note will provide for substantially equal installments, payable at least annually, over a period not to exceed five years and will accrue interest at the applicable federal rate in effect under Section 1274(d) of the Internal Revenue Code of 1986, as amended, as of the settlement date, compounded annually.

(c)

Limitation on and Expiration of Repurchase Right. Notwithstanding the foregoing, the Repurchase Right of the Company described in this Section 6 shall terminate upon the closing of the first public offering of securities of the Company that is effected pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission under the Securities Act or the direct or indirect exchange of the Shares for shares of an entity that are so registered.

7.

Drag-Along Right. Notwithstanding anything contained herein to the contrary, if at any time any shareholder of the Company, or group of shareholders, owning a majority or more of the voting capital stock of the Company (hereinafter, collectively the “Transferring Shareholders”) proposes to enter into any transaction involving (a) a sale of more than 50% of the outstanding voting capital stock of the Company in a non-public sale or (b) any merger, share exchange, consolidation or other reorganization or business combination of the Company immediately after which a majority of the directors of the surviving entity is not comprised of persons who were directors of the Company immediately prior to such transaction or after which persons who hold a majority of the voting capital stock of the surviving entity are not persons who held voting capital stock of the Company immediately prior to such transaction (a “Change-in-Control Transaction”) the Company may require Awardee to participate in such Change-in-Control Transaction with respect to all or such number of Awardee’s Shares as the Company may specify in its discretion, by giving Awardee written notice thereof at least 10 days in advance of the date of the transaction or the date that tender is required, as the case may be. Upon receipt of such notice, Awardee shall tender the specified number of Shares, at the same price and upon the same terms and conditions applicable to the Transferring Shareholders in the transaction or, in the discretion of the acquirer or successor to the Company, upon payment of the purchase price to Awardee in immediately available funds. In addition, if at any time the Company and/or any Transferring Shareholders propose to enter into any such Change-in-Control Transaction, the Company may require Awardee to vote in favor of such transaction, where approval of the shareholders is required by law or otherwise sought, by giving Awardee notice thereof within the time prescribed by law and the Company’s Certificate of Incorporation and Bylaws for giving notice of a meeting of shareholders called for the purpose of approving such transaction. If the Company requires such vote, Awardee agrees that he or she will, if requested, deliver his or her proxy to the person designated by the Company to vote his or her Shares in favor of such Change-in-Control Transaction.

8.

Company’s Right to Defer Payments. Notwithstanding anything herein to the contrary, no payment shall be made under this Agreement, or under any promissory note issued by the Company pursuant to this Agreement, that would cause the Company to violate any law, or any rights or preference of preferred shareholders of the Company, any banking agreement or loan or other financial covenant or cause default of any senior indebtedness of the Company, regardless of when such agreement, covenant or indebtedness was created, incurred or assumed. Any payment under this Agreement that would cause such violation or default shall be deferred until, in the sole discretion of the Board of Directors of the Company, such payment shall no longer cause any such violation or default. Any payment deferred in consequence of the provisions of the preceding sentence shall bear simple interest from the date such payment would otherwise have been made to the date when such payment is actually made, at a rate which is equal to the prime rate of interest published in the Wall Street Journal on the date such payment would otherwise have been made, but in no event shall such rate of interest exceed 10% per annum. The Company shall pay interest at the same time as it makes the payment to which such interest relates.

9.

Restrictive Legend. All certificates representing Shares shall have affixed thereto a legend in substantially the following form, in addition to any other legends that may be required under federal or state securities laws:

The shares of stock represented by this certificate are subject to restrictions on transfer, an option to purchase and a market stand-off agreement set forth in a certain Restricted Stock Award Notice and Restricted Stock Award Agreement (collectively, the “Agreement”) between the corporation and the registered owner of this certificate (or his or her predecessor in interest), and no transfer of such shares may be made without compliance with the Agreement. A copy of the Agreement is available for inspection at the office of the corporation upon appropriate request without charge.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES ACT OF ANY STATE OR OTHER JURISDICTION, AND ANY SALE, TRANSFER, PLEDGE OR OTHER DISPOSITION THEREOF MAY BE MADE ONLY (I) IN A TRANSACTION REGISTERED UNDER SAID ACTS OR (II) IF AN EXEMPTION FROM REGISTRATION UNDER SAID ACTS IS AVAILABLE AND THE COMPANY HAS RECEIVED A WRITTEN OPINION OF LEGAL COUNSEL SATISFACTORY IN FORM AND SUBSTANCE TO THE COMPANY AND ITS COUNSEL TO THE EFFECT THAT THE PROPOSED TRANSFER MAY BE EFFECTED WITHOUT REGISTRATION UNDER SAID ACTS.

10.

Investment Representations. Awardee represents, warrants and covenants as follows:

(a)

Awardee is acquiring the Shares for Awardee’s own account for investment only, and not with a view to, or for sale in connection with, any distribution of the Shares in violation of the Securities Act, or any rule or regulation under the Securities Act.

(b)

Awardee understands that the Shares are being issued without registration under the Securities Act, in reliance upon one or more exemptions contained in the Securities Act, and such reliance is based in part on the above representation. Awardee also understands that the Company is not obligated to comply with the registration requirements of the Securities Act or with the requirements for an exemption under Regulation A under the Securities Act for Awardee’s benefit.

(c)

Awardee has had such opportunity as Awardee deemed adequate to obtain from representatives of the Company such information as is necessary to permit Awardee to evaluate the merits and risks of the acquiring the Shares.

(d)

Awardee has sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the acquisition of the Shares and to make an informed investment decision with respect to such acquisition.

(e)

Awardee can afford a complete loss of the value of the Shares and is able to bear the economic risk of holding such Shares for an indefinite period.

(f)

Awardee understands that (i) the Shares have not been registered under the Securities Act and are “restricted securities” within the meaning of Rule 144 under the Securities Act; (ii) the Shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available and, therefore, they may need to be held indefinitely; and (iii) there is now no registration statement on file with the Securities and Exchange Commission with respect to any stock of the Company and the Company has no obligation or current intention to register the Shares under the Securities Act. As a condition to any transfer of the Shares, Awardee understands that the Company may require an opinion of counsel satisfactory to the Company to the effect that such transfer does not require registration under the Securities Act or any state securities law.

11.

Adjustments for Stock Splits, Stock Dividends, etc.

(a)

If from time to time there is any spin-off, stock split-up, stock dividend, stock distribution or other reclassification of the Common Stock of the Company, any and all new, substituted or additional securities to which Awardee is entitled by reason of his or her ownership of the Shares shall be immediately subject to the restrictions on transfer and other provisions of this Agreement in the same manner and to the same extent as the Shares.

(b)

If the Shares are converted into or directly or indirectly exchanged for, or shareholders of the Company receive by reason of any distribution in total or partial liquidation, securities of another corporation, or other property (including cash), pursuant to any merger of the Company or acquisition of its assets, then the rights of the Company under this Agreement shall inure to the benefit of the Company’s successor, and this Agreement shall apply to the securities or other property received upon such conversion, exchange or distribution in the same manner and to the same extent as the Shares.

12.

Market Stand-Off. Following the effective date of a registration statement of the Company filed under the Securities Act (or following the direct or indirect exchange of the Shares for shares in a corporation for which a registration statement has been filed under the Securities Act), Awardee, for the duration specified by and to the extent requested by the Company and an underwriter of Common Stock or other securities of the Company or a successor, shall not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any equity securities of the Company or a successor, or any securities convertible into or exchangeable or exercisable for such securities, enter into a transaction which would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of such securities, whether any such aforementioned transaction is to be settled by delivery of such securities or other securities, in cash or otherwise, or publicly disclose the intention to make any such offer, sale, pledge or disposition, or to enter into any such transaction, swap, hedge or other arrangement, in each case during the seven days prior to and the 180 days after the effectiveness of any underwritten offering of the Company’s equity securities (or after the direct or indirect exchange of Shares for shares in a corporation for which a registration statement has been filed under the Securities Act) (or such longer or shorter period as may be requested in writing by the managing underwriter and agreed to in writing by the Company) (the “Market Stand-Off Period”), except as part of such underwritten registration if otherwise permitted. In addition, Awardee agrees to execute any further letters, agreements and/or other documents requested by the Company or its underwriters which are consistent with the terms of this Section 12. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Stand-Off Period.

13.

The Company’s Rights. None of the Shares, this Agreement or any of the transactions or agreements contemplated thereby shall affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or other stocks with preference ahead of or convertible into, or otherwise affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of the Company’s assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

14.

Tax Consequences.

(a)

Awardee has reviewed with Awardee’s own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. Awardee is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. Awardee understands that Awardee (and not the Company) shall be responsible for Awardee’s own tax liability that may arise as a result of the transactions contemplated by this Agreement. Awardee understands that Section 83 of the Code taxes as ordinary income the difference between the purchase price for the Shares and the fair market value of the Shares as of the date any restrictions on the Shares lapse, or as of the earlier effective date of a Section 83(b) election. In this context, “restriction” includes the provisions regarding the forfeiture of Unvested Shares.

(b)

Upon the vesting of any Shares and, prior to the delivery of any Shares to Awardee or the release of any Shares from escrow, the Company shall have the right, in its discretion, to require Awardee to remit to the Company an amount sufficient to satisfy any federal, state, and local taxes that the Company determines are required to be withheld with respect to such Shares. Awardee further agrees that if he or she does not remit such amounts prior to the date the Shares vest under the Vesting Schedule, the Company shall have the right, in its discretion, to withhold from the Shares such number of Shares having a fair market value, as determined by the Administrator in its discretion, equal to or less than the minimum amount of taxes required to be withheld with respect to the Shares. For this purpose, the fair market value of the withheld Shares shall be determined as of the date the forfeiture conditions lapse (vesting date).

(c)

Awardee further authorizes, at the time that any Shares vest, in whole or in part, or at any time thereafter as requested by the Company, the Company to withhold from payroll or any other payment of any kind due to Awardee and otherwise agree to make adequate provision for foreign, federal, state and local taxes required by law to be withheld, if any, which arise in connection with the vesting of the Shares. The Company may, in its sole discretion, permit you to satisfy, in whole or in part, any withholding tax obligation which may arise in connection with the Shares either by electing to have the Company withhold from the Shares to be released from escrow that number of Shares, or by electing to deliver to the Company already-owned shares, in either case having a fair market value, as determined by the Administrator in its discretion, not in excess of the amount necessary to satisfy the statutory minimum withholding amount due.

15.

Conformity with Plan. This Agreement is intended to conform in all respects with, and is subject to all applicable provisions of, the Plan. Any conflict between the terms of this Agreement and the Plan shall be resolved in accordance with the terms of the Plan. In the event of any ambiguity in this Agreement or any matters as to which this Agreement is silent, the Plan shall govern. A copy of the Plan is provided to you with this Agreement.

16.

Section 409A. This Agreement and the Awards granted hereunder are intended to comply with, or otherwise be exempt from, Section 409A of the Code. Nothing in this Agreement shall be construed as including any feature for the deferral of compensation other than the deferral of recognition of income until the lapse of the forfeiture conditions (or earlier Section 83(b) election) in accordance with Section 83 of the Code. Should any provision of this Agreement be found not to comply with, or otherwise be exempt from, the provisions of Section 409A of the Code, it may be modified and given effect, in the sole discretion of the Administrator and without requiring Awardee’s consent, in such manner as the Administrator determines to be necessary or appropriate to comply with, or to effectuate an exemption from, Section 409A of the Code. The foregoing, however, shall not be construed as a guarantee by the Company of any particular tax effect to Awardee.

17.

Electronic Delivery of Documents. By your signing the Notice, you (a) consent to the electronic delivery of this Agreement, all information with respect to the Plan and the Shares, and any reports of the Company provided generally to the Company’s stockholders; (b) acknowledge that you may receive from the Company a paper copy of any documents delivered electronically at no cost to you by contacting the Company by telephone or in writing; (c) further acknowledge that you may revoke your consent to the electronic delivery of documents at any time by notifying the Company of such revoked consent by telephone, postal service or electronic mail; and (d) further acknowledge that you understand that you are not required to consent to electronic delivery of documents.

18.

No Future Entitlement. By execution of the Notice, you acknowledge and agree that: (a) the grant of the Shares is a one-time benefit which does not create any contractual or other right to receive future grants of stock-based awards, or compensation in lieu of stock-based awards, even if stock-based awards have been granted repeatedly in the past; (b) all determinations with respect to any such future grants, including, but not limited to, the times when stock-based awards shall be granted or shall become exercisable (as applicable), the maximum number of shares subject to each stock-based awards, and the purchase price (as applicable), will be at the sole discretion of the Administrator; (c) the Company does not guarantee any future value of the Shares; and (d) no claim or entitlement to compensation or damages arises if the Shares do not increase in value and you irrevocably release the Company from any such claim that does arise.

19.

No Rights To Employment. Nothing contained in the Notice, this Agreement or the Plan shall confer any right on an individual to continue in the service of the Company or shall interfere in any way with the right of the Company to terminate such service at any time with or without cause or notice and whether or not such termination results in (a) the failure of any stock-based award to vest; (b) the forfeiture of any unvested or vested portion of any stock-based award; and/or (c) any other adverse effect on the individual’s interest under the Notice, this Agreement or the Plan.

20.

Personal Data. For the purpose of implementing, administering and managing the Shares, you, by execution of the Notice, consent to the collection, receipt, use, retention and transfer, in electronic or other form, of your personal data by and among the Company and its third party vendors or any potential party to any Change in Control transaction or capital raising transaction involving the Company. You understand that personal data (including but not limited to, name, home address, telephone number, employee number, employment status, social security number, tax identification number, date of birth, nationality, job and payroll location, data for tax withholding purposes and shares awarded, cancelled, exercised, vested and unvested) may be transferred to third parties assisting in the implementation, administration and management of the Shares and the Plan and you expressly authorize such transfer as well as the retention, use, and the subsequent transfer of the data by the recipient(s). You understand that these recipients may be located in your country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than your country. You understand that data will be held only as long as is necessary to implement, administer and manage the Shares. You understand that you may, at any time, request a list with the names and addresses of any potential recipients of the personal data, view data, request additional information about the storage and processing of data, require any necessary amendments to data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing the Company’s Secretary. You understand, however, that refusing or withdrawing your consent may affect your ability to accept a stock award.

21.

Risk and Financial Information Disclosure. For purposes of claiming an exemption from registration under Rule 12h-1(f)(1) under the Securities Exchange Act of 1934, the Company may decide to provide you, every six (6) months, with the information described in Rules 701(e)(3), (4), and (5) under the Securities Act of 1933 (risk and financial information relating to the Company), with any such financial statements being not more than 180 days old. Any such information may be provided either by physical or electronic delivery or by written notice of the availability of the information on an Internet site that may be password-protected and of any password needed to access the information. You may be required to execute an agreement to keep the information confidential as a condition precedent to the provision of the information. Any such agreement shall be executed in such manner and form as the Administrator may require from time to time. Notwithstanding the foregoing, the Company shall have no initial or continuing obligation to provide you with the information described in this Section 21, except as otherwise required by applicable law.

22.

Invalidity or Unenforceability. It is the intention of the Company and Awardee that this Agreement shall be enforceable to the fullest extent allowed by law. In the event that a court having jurisdiction holds any provision of this Agreement to be invalid or unenforceable, in whole or in part, the Company and Awardee agree that, if allowed by law, that provision shall be reduced to the degree necessary to render it valid and enforceable without affecting the rest of this Agreement.

23.

Waiver. No delay or omission by the Company in exercising any right under this Agreement shall operate as a waiver of that or any other right. A waiver or consent given by the Company on any one occasion shall be effective only in that instance and shall not be construed as a bar or waiver of any right on any other occasion.

24.

Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Company and Awardee and their respective heirs, executors, administrators, legal representatives, successors and assigns, subject to the terms, conditions and restrictions set forth in this Agreement. The Company may assign its rights under this Agreement to a third party, provided that such assignee agrees to be bound by all of the Company’s obligations under this Agreement.

25.

Notices. All notices and other communications made or given pursuant to this Agreement shall be in writing and shall be sufficiently made or given if hand delivered or mailed by certified mail, addressed to Awardee at the address contained in the records of the Company, or addressed to the Company for the attention of its Company Secretary at its principal executive office or, if the receiving party consents in advance, transmitted and received via electronic transmission mechanism (including but not limited to DocuSign) as may be available to the parties.

26.

Headings; Pronouns. The headings in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

27.

Awardee. Whenever the word “Awardee” is used in any provision of this Agreement under circumstances where the provision should logically be construed, as determined by the Administrator, to apply to Awardee’s estate, personal representative, beneficiary to whom the Shares may be transferred by will or by the laws of descent and distribution, transferees, successors or assignees, “Awardee” shall be deemed to include such persons.

28.

Entire Agreement. This Agreement, together with the correlating Notice and the Plan, contain the entire agreement between you and the Company with respect to the Shares. Any oral or written agreements, representations, warranties, written inducements, or other communications made prior to the execution of this Agreement with respect to the Shares shall be void and ineffective for all purposes.

29.

Amendment. This Agreement may be amended or modified only by a written instrument executed by both the Company and Awardee.

30.

Governing Law. The validity, construction, and effect of this Agreement, and of any determinations or decisions made by the Administrator relating to this Agreement, and the rights of any and all persons having or claiming to have any interest under this Agreement, shall be determined exclusively in accordance with the laws of the State of Delaware, without regard to its provisions concerning the applicability of laws of other jurisdictions. Any suit with respect hereto will be brought in the federal or state courts in the district which includes the city or town in which the Company’s principal executive office is located, and you hereby agree and submit to the personal jurisdiction and venue thereof.

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GLOSSARY

(a)

“Affiliate” has the meaning set forth in the Plan.

(b)

“Change in Control” has the meaning set forth in the Plan.

(c)

“Code” means the Internal Revenue Code of 1986, as amended.

(d)

“Company” includes ZeroFox, Inc. and its Affiliates, except where the context otherwise requires. For purposes of determining whether a Change in Control has occurred, Company shall mean only ZeroFox, Inc.

(e)

“Fair Market Value” has the meaning set forth in the Plan.

(f)

“Service” means your employment or other service relationship with the Company (including as a member of the Board of Directors) and its Affiliates. Your Service will be considered to have ceased with the Company and its Affiliates if, immediately after a sale, merger or other corporate transaction, the trade, business or entity with which you are employed or otherwise have a service relationship is not the Company or its successor or an Affiliate of the Company or its successor.

(g)

“You” or “Your” means the recipient of the award of Shares as reflected on the Restricted Stock Award Notice. Whenever the Agreement refers to “you” under circumstances where the provision should logically be construed, as determined by the Administrator, to apply to your estate, personal representative, or beneficiary to whom the Shares may be transferred by will or by the laws of descent and distribution, the word “you” shall be deemed to include such person.

EXHIBIT A

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED I, ______________________________, hereby sell, assign and transfer unto ZeroFox, Inc. (or its successor) _____________________ (___________) shares of the Common Stock of ZeroFox, Inc. (or its successor), standing in my name of the books of said corporation and do hereby irrevocably constitute and appoint ______________________________ to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

This Stock Assignment may be used only in accordance with the Restricted Stock Award Notice and Restricted Stock Award Agreement between ZeroFox, Inc. and the undersigned dated _____________________, 20___.

Signature

Date

INSTRUCTIONS: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to effect the forfeiture of any Unvested Shares, as set forth in the Agreement, without requiring additional signatures on the part of Awardee.

EXHIBIT B

JOINT ESCROW INSTRUCTIONS

[DATE]

Company Secretary

ZeroFox, Inc.

 _________________

________________

Dear Company Secretary:

As Escrow Agent for both ZeroFox, Inc., a Delaware corporation, or its successor (the “Company”), and the undersigned recipient of stock of the Company (“Awardee”), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Restricted Stock Award Notice and Restricted Stock Award Agreement (collectively, the “Agreement”) between the Company and the undersigned, in accordance with the following instructions:

1.

In the event that Awardee’s stock in the Company is forfeited in accordance with the terms of the Agreement, the Company shall give to Awardee and you a written notice specifying the number of shares of stock that are forfeited and the effective date of such forfeiture. Awardee and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

2.

At the closing, you are directed (a) to date the stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver same, together with the certificate evidencing the shares of stock to be transferred, to the Company or its assignee.

3.

Awardee irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as defined in the Agreement. Awardee does hereby irrevocably constitute and appoint you as Awardee’s attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated, including but not limited to the filing with any applicable state blue sky authority of any required applications for consent to, or notice of transfer of, the securities. Subject to the provisions of this paragraph 3, Awardee shall exercise all rights and privileges of a stockholder of the Company while the stock is held by you.

4.

Upon written request of Awardee, but no more than once per calendar year, you shall deliver to Awardee a certificate or certificates representing so many shares of stock as are not then unvested. Within 30 days after Awardee ceases to be a Service provider, you shall deliver to Awardee a certificate or certificates representing the aggregate number of shares held or issued pursuant to the Agreement and not forfeited to the Company or its assignees pursuant to the Agreement.

5.

If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Awardee, you shall deliver all of the same to Awardee and shall be discharged of all further obligations hereunder.

6.

Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

7.

You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Awardee while acting in good faith, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

8.

You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

9.

You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

10.

You shall not be liable for the outlawing of any rights under the statute of limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

11.

You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefore.

12.

Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be an officer or agent of the Company, if you shall resign by written notice to each party, or if you are removed by the Company. In the event of any such termination, the Company shall appoint a successor Escrow Agent.

13.

If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

14.

It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

15.

Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses or at such other addresses as a party may designate by ten days’ advance written notice to each of the other parties hereto.

COMPANY:	ZeroFox, Inc. ___________________ ___________________ Attn:_________________
AWARDEE:	[AWARDEE] [ADDRESS] [CITY, STATE ZIP]
ESCROW AGENT:	Company Secretary ZeroFox, Inc. ___________________ ___________________

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16.

By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

17.

This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

18.

These Joint Escrow Instructions shall be governed by, and construed and enforced in accordance with, the internal substantive laws, but not the choice of law rules, of Delaware.

Sincerely,

ZEROFOX, INC.

By:
Name:
Title:

Date:

AWARDEE: ______________________________________ [AWARDEE NAME] Date:_________________________________
ESCROW AGENT: ______________________________________ Company Secretary Date:_________________________________

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EXHIBIT C

CONSENT OF SPOUSE

I, ______________________________, spouse of [AWARDEE] have read and approve the foregoing Restricted Stock Award Notice and Restricted Stock Award Agreement (collectively, the “Agreement”). In consideration of the Company’s grant to my spouse of the shares of ZeroFox, Inc., as set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the Agreement insofar as I may have any rights in said Agreement or any shares issued pursuant thereto under the community property laws or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.

Signature of Spouse

Date